                                                                    Exhibit 99.2

                                 Bank of America





                            Supplemental Information
                               Second Quarter 2002




                                  July 15, 2002





     This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at Bank of America's website (www.bankofamerica.com). Bank of America's future financial performance is subject to risks and uncertainties as described in its SEC filings.

                                Results Overview

     * Solid quarter with diluted earnings per common share of $1.40, up 6% annualized linked quarter and 5% over second quarter 2001 after adjusting for elimination of goodwill amortization.

     *    All three core businesses posted revenue growth over prior quarter.

     *    Efficiency ratio improved as expenses remain controlled.

     *    Nonperforming assets down 1% from prior quarter.

     * Net charge-offs up from first quarter 2002 as a result of lower recoveries.

     * Deposit growth continues to show steady growth in part due to net new account growth.

Bank of America
Consolidated Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions, except per share information; shares in thousands)
                                                         Year-to-        Year-to-         Second         First          Fourth
                                                           Date            Date          Quarter        Quarter        Quarter
                                                           2002            2001            2002           2002           2001
                                                        ----------------------------------------------------------------------------
Operating Basis /(1)/
Income statement (taxable-equivalent basis)
Total revenue                                            $    17,430     $   17,359      $    8,743     $    8,687     $    8,903
Provision for credit losses                                    1,728          1,635             888            840          1,401
Gains (losses) on sales of securities                            137            (15)             93             44            393
Other noninterest expense                                      8,984          9,475           4,490          4,494          5,324
Income tax expense                                             2,455          2,341           1,237          1,218            514
Net income                                                     4,400          3,893           2,221          2,179          2,057
Average diluted common shares issued and outstanding       1,586,836      1,631,892       1,592,250      1,581,848      1,602,886
Diluted earnings per common share /(2)/                  $      2.77     $     2.39      $     1.40     $     1.38     $     1.28

Performance ratios
Return on average assets                                        1.38 %         1.20 %          1.38 %         1.39 %         1.25 %
Return on average common shareholders' equity                  18.55          16.27           18.47          18.64          16.70
Efficiency ratio                                               51.54          54.58           51.34          51.74          59.80
Shareholder value added                                  $     1,666     $    1,470      $      834     $      832     $      793
------------------------------------------------------------------------------------------------------------------------------------

As Reported
Income statement (taxable-equivalent basis)
Total revenue                                            $    17,430     $   17,359      $    8,743     $    8,687     $    8,903
Provision for credit losses                                    1,728          1,635             888            840          1,401
Gains (losses) on sales of securities                            137            (15)             93             44            393
Business exit costs                                                -              -               -              -              -
Other noninterest expense                                      8,984          9,475           4,490          4,494          5,324
Income tax expense                                             2,455          2,341           1,237          1,218            514
Net income                                                     4,400          3,893           2,221          2,179          2,057
Diluted earnings per common share /(2)/                         2.77           2.39            1.40           1.38           1.28
Cash dividends paid per common share                            1.20           1.12            0.60           0.60           0.60

Performance ratios
Return on average assets                                        1.38 %         1.20  %         1.38 %         1.39 %         1.25 %
Return on average common shareholders' equity                  18.55          16.27           18.47          18.64          16.70
Net interest yield                                              3.80           3.50            3.75           3.85           3.95
Book value per share                                     $     31.47     $    30.75      $    31.47     $    31.15     $    31.07
------------------------------------------------------------------------------------------------------------------------------------
Market price per share of common stock:
  High for the period                                    $     77.08     $    62.18      $    77.08     $    69.61     $    64.99
  Low for the period                                           57.51          45.00           66.82          57.51          52.10
  Closing price                                                70.36          60.03           70.36          68.02          62.95
Market capitalization                                        106,642         96,116         106,642        105,058         98,158

Number of banking centers                                      4,232          4,259           4,232          4,246          4,253
Number of ATM's                                               12,827         12,860          12,827         13,161         13,113
Full-time equivalent employees                               135,489        144,287         135,489        137,240        142,670

                                                         -------------------------------
                                                               Third         Second
                                                             Quarter        Quarter
                                                               2001           2001
                                                         -------------------------------
Operating Basis /(1)/
Income statement (taxable-equivalent basis)
Total revenue                                            $     8,719     $    8,858
Provision for credit losses                                      856            800
Gains (losses) on sales of securities                             97             (7)
Other noninterest expense                                      4,606          4,821
Income tax expense                                             1,263          1,207
Net income                                                     2,091          2,023
Average diluted common shares issued and outstanding       1,634,063      1,632,964
Diluted earnings per common share /(2)/                  $      1.28     $     1.24

Performance ratios
Return on average assets                                        1.29 %         1.24 %
Return on average common shareholders' equity                  16.87          16.67
Efficiency ratio                                               52.82          54.44
Shareholder value added                                  $       824     $      791
----------------------------------------------------------------------------------------

As Reported
Income statement (taxable-equivalent basis)
Total revenue                                            $     8,719     $    8,858
Provision for credit losses                                    1,251            800
Gains (losses) on sales of securities                             97             (7)
Business exit costs                                            1,305              -
Other noninterest expense                                      4,606          4,821
Income tax expense                                               813          1,207
Net income                                                       841          2,023
Diluted earnings per common share /(2)/                         0.51           1.24
Cash dividends paid per common share                            0.56           0.56

Performance ratios
Return on average assets                                        0.52 %         1.24 %
Return on average common shareholders' equity                   6.78          16.67
Net interest yield                                              3.78           3.61
Book value per share                                     $     31.66     $    30.75
----------------------------------------------------------------------------------------
Market price per share of common stock:
  High for the period                                    $     65.54     $    62.18
  Low for the period                                           50.25          48.65
  Closing price                                                58.40          60.03
Market capitalization                                         92,396         96,116

Number of banking centers                                      4,259          4,259
Number of ATM's                                               12,986         12,860
Full-time equivalent employees                               143,824        144,287


(1) Operating basis excludes the following: provision for credit losses of $395 million and noninterest expense of $1.3 billion related to the exit of certain consumer finance businesses in the third quarter of 2001.

(2) Includes goodwill amortization of $.19 per share for year-to-date 2001 and $.09 per share in the fourth, third and second quarters of 2001.

Certain prior period amounts have been reclassified to conform to current period classifications.

                               Capital Management
                              (Dollars in millions)

                                       2Q01       3Q01       4Q01      1Q02     2Q02*
                                       ----       ----       ----      ----     -----
Tier 1 capital                      $ 41,794   $ 41,517   $ 41,979  $ 42,078  $ 41,097
Total capital                         63,967     63,311     64,124    64,158    63,108
Net risk-weighted assets             529,201    522,291    506,020   496,227   508,008
Tier 1 capital ratio                    7.90%      7.95%      8.30%     8.48%     8.09%
Total capital ratio                    12.09      12.12      12.67     12.93     12.42
Ending equity / ending assets           7.88       7.83       7.80      7.77      7.48
Ending capital / ending assets          8.67       8.61       8.69      8.66      8.35
Average equity / average assets         7.43       7.66       7.50      7.44      7.47

*Preliminary

Share Repurchase Program
--------------------------------------------------------------------------------

82 million common shares were repurchased in the first six months of 2002 as a part of ongoing share repurchase programs.

51 million common shares were repurchased during the second quarter of 2002.

50 million shares remain outstanding under current authorized program.

39 million shares were issued in the first half of 2002 with 22 million shares issued during the second quarter, as part of stock option plans.



                               Capital Management
                              (Shares in millions)

                                    [GRAPHIC]

                                         2Q01    3Q01   4Q01   1Q02   2Q02
                                         ----    ----   ----   ----   ----
Shares outstanding at period end        1,601   1,582  1,559  1,545  1,516
Tier 1 capital ratio                     7.90%   7.95%  8.30%  8.48%  8.09%*


* Tier 1 ratio decline due to share repurchases and higher risk-weighted assets.

Bank of America Corporation

Average Balances and Interest Rates - Taxable-Equivalent Basis
--------------------------------------------------------------------------------
(Dollars in millions)

                                                                       Second Quarter 2002               First Quarter 2002
                                                             ------------------------------------ ----------------------------------
                                                                               Interest                       Interest
                                                                 Average       Income/    Yield/   Average     Income/     Yield/
                                                                 Balance       Expense     Rate    Balance     Expense      Rate
                                                             -------------- ------------ -------- ---------- ---------- ------------
Earning assets
   Time deposits placed and other short-term investments          $ 10,673      $   63      2.37%  $ 10,242   $     61       2.43%
    Federal funds sold and securities purchased under
        agreements to resell                                        48,426         270      2.23     44,682        215       1.94
   Trading account assets                                           78,113         961      4.93     70,613        888       5.06
   Total securities/(1)/                                            67,291         939      5.59     73,542        963       5.24
   Loans and leases/(2)/
      Commercial - domestic                                        111,522       1,887      6.78    116,160      1,978       6.90
      Commercial - foreign                                          21,454         212      3.97     21,917        226       4.17
      Commercial real estate - domestic                             21,486         258      4.83     22,251        275       5.01
      Commercial real estate - foreign                                 393           5      5.14        389          4       4.00
                                                             -----------------------------------  ----------------------------------
        Total commercial                                           154,855       2,362      6.12    160,717      2,483       6.26
                                                             -----------------------------------  ----------------------------------
      Residential mortgage                                          94,726       1,602      6.77     81,104      1,389       6.88
      Home equity lines                                             22,579         305      5.41     22,010        294       5.42
      Direct/Indirect consumer                                      30,021         542      7.25     30,360        550       7.34
      Consumer finance                                              11,053         226      8.20     12,134        255       8.46
      Bankcard                                                      20,402         510     10.01     19,383        490      10.26
      Foreign consumer                                               2,048          19      3.71      2,093         19       3.71
                                                             ----------------------------------- -----------------------------------
        Total consumer                                             180,829       3,204      7.10    167,084      2,997       7.24
                                                             ----------------------------------- -----------------------------------
            Total loans and leases                                 335,684       5,566      6.65    327,801      5,480       6.76
                                                             ----------------------------------- -----------------------------------
   Other earning assets                                             22,005         353      6.42     22,231        358       6.52
                                                             ----------------------------------- -----------------------------------
            Total earning assets/(3)/                              562,192       8,152      5.81    549,111      7,965       5.86
                                                             ----------------------------------- -----------------------------------
Cash and cash equivalents                                           21,200                           22,037
Other assets, less allowance for credit losses                      63,207                           66,530
                                                             ----------------------------------- -----------------------------------
               Total assets                                       $646,599                         $637,678
                                                             ----------------------------------- -----------------------------------
Interest-bearing liabilities
   Domestic interest-bearing deposits:
      Savings                                                     $ 21,841          34      0.64   $ 20,716         33       0.64
      NOW and money market deposit accounts                        129,856         346      1.07    127,218        335       1.07
      Consumer CDs and IRAs                                         68,015         764      4.51     69,359        730       4.27
      Negotiable CDs, public funds and other time deposits           4,635          30      2.43      4,671         32       2.82
                                                            ------------------------------------ -----------------------------------
         Total domestic interest-bearing deposits                  224,347       1,174      2.10    221,964      1,130       2.06
                                                            ------------------------------------ -----------------------------------
   Foreign interest-bearing deposits/(4)/
      Banks located in foreign countries                            14,048         108      3.10     15,464        107       2.79
      Governments and official institutions                          2,449          12      1.89      2,904         14       1.96
      Time, savings, and other                                      18,860          90      1.91     19,620         93       1.93
                                                            ------------------------------------ -----------------------------------
         Total foreign interest-bearing deposits                    35,357         210      2.38     37,988        214       2.29
                                                            ------------------------------------ -----------------------------------
            Total interest-bearing deposits                        259,704       1,384      2.14    259,952      1,344       2.10
                                                            ------------------------------------ -----------------------------------
   Federal funds purchased, securities sold under agreements
         to repurchase and other short-term borrowings              97,579         529      2.17     86,870        477       2.23
   Trading account liabilities                                      31,841         344      4.34     31,066        285       3.72
    Long-term debt and trust preferred securities                   65,940         633      3.84     67,694        612       3.62
                                                            ------------------------------------ -----------------------------------
            Total interest-bearing liabilities/(3)/                455,064       2,890      2.55    445,582      2,718       2.47
                                                            ------------------------------------ -----------------------------------
Noninterest-bearing sources:
   Noninterest-bearing deposits                                    106,282                          104,451
   Other liabilities                                                36,979                           40,189
   Shareholders' equity                                             48,274                           47,456
                                                            ------------------------------------ -----------------------------------
               Total liabilities and shareholders' equity         $646,599                         $637,678
                                                            ------------------------------------ -----------------------------------
Net interest spread                                                                         3.26                             3.39
Impact of noninterest-bearing sources                                                       0.49                             0.46
                                                            ------------------------------------ -----------------------------------
Net interest income/yield on earning assets/(4)/                                $5,262      3.75%               $5,247       3.85%
                                                            ------------------------------------ -----------------------------------


                                                                              Second Quarter 2001
                                                                       -------------------------------
                                                                                     Interest
                                                                          Average     Income/   Yield/
                                                                          Balance     Expense    Rate
                                                                       -------------------------------
Earning assets
   Time deposits placed and other short-term investments               $   7.085    $    81      4.58%
    Federal funds sold and securities purchased under
        agreements to resell                                              33,859        405      4.79
   Trading account assets                                                 67,311        944      5.62
   Total securities/(1)/                                                  55,719        909      6.53
   Loans and leases/(2)/
      Commercial - domestic                                              139,096      2,585      7.45
      Commercial - foreign                                                27,449        421      6.14
      Commercial real estate - domestic                                   25,293        459      7.28
      Commercial real estate - foreign                                       352          5      6.64
                                                                       -------------------------------
        Total commercial                                                 192,190      3,470      7.24
                                                                       -------------------------------
      Residential mortgage                                                84,346      1,546      7.34
      Home equity lines                                                   21,958        424      7.75
      Direct/Indirect consumer                                            30,352        637      8.42
      Consumer finance                                                    36,608        707      7.72
      Bankcard                                                            15,755        445     11.32
      Foreign consumer                                                     2,291         35      6.20
                                                                       -------------------------------
        Total consumer                                                   191,310      3,794      7.94
                                                                       -------------------------------
            Total loans and leases                                       383,500      7,264      7.59
                                                                       -------------------------------
   Other earning assets                                                   20,154        409      8.11
                                                                       -------------------------------
            Total earning assets/(3)/                                    567,628     10,012      7.07
                                                                       -------------------------------
Cash and cash equivalents                                                 23,232
Other assets, less allowance for credit losses                            64,697
                                                                       -------------------------------
               Total assets                                            $ 655,557
                                                                       -------------------------------
Interest-bearing liabilities
   Domestic interest-bearing deposits:
      Savings                                                          $  20,222         57      1.14
      NOW and money market deposit accounts                              113,031        676      2.40
      Consumer CDs and IRAs                                               74,777        969      5.20
      Negotiable CDs, public funds and other time deposits                 6,005         81      5.37
                                                                       -------------------------------
         Total domestic interest-bearing deposits                        214,035      1,783      3.34
                                                                       -------------------------------
   Foreign interest-bearing deposits/(4)/
      Banks located in foreign countries                                  24,395        294      4.82
      Governments and official institutions                                3,983         45      4.53
      Time, savings, and other                                            23,545        241      4.13
                                                                       -------------------------------
         Total foreign interest-bearing deposits                          51,923        580      4.49
                                                                       -------------------------------
            Total interest-bearing deposits                              265,958      2,363      3.57
                                                                       -------------------------------
   Federal funds purchased, securities sold under agreements
         to repurchase and other short-term borrowings                    98,898      1,221      4.95
   Trading account liabilities                                            30,710        312      4.07
    Long-term debt and trust preferred securities                         69,416        999      5.76
                                                                       -------------------------------
            Total interest-bearing liabilities/(3)/                      464,982      4,895      4.22
                                                                       -------------------------------
Noninterest-bearing sources:
   Noninterest-bearing deposits                                           97,390
   Other liabilities                                                      44,476
   Shareholders' equity                                                   48,709
                                                                       -------------------------------
               Total liabilities and shareholders' equity              $ 655,557
                                                                       -------------------------------
Net interest spread                                                                              2.85
Impact of noninterest-bearing sources                                                             .76
                                                                       -------------------------------
Net interest income/yield on earning assets/(4)/                                    $ 5,117      3.61%
                                                                       -------------------------------

(1) The average balance and yield on securities are based on the average of historical amortized cost balances.
(2) Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.
(3) Interest income also includes the impact of interest rate risk management contracts, which increased interest income by $505 million and $560 million in the second and first quarters of 2002 and $194 million in the second quarter of 2001, respectively. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense includes the impact of interest rate risk management contracts, which (increased) decreased interest expense by $(76) million and $49 million in the second and first quarters of 2002 and $49 million in the second quarter of 2001, respectively. These amounts were substantially offset by corresponding decreases (increases) in the interest paid on the underlying liabilities.
(4)  Primarily consists of time deposits in denominations of $100,000 or more.

Bank of America Corporation

Average Balances and Interest Rates - Taxable-Equivalent Basis

-------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)
                                                                        Year-to-Date 2002               Year-to-Date 2001
                                                                 -----------------------------    ----------------------------
                                                                             Interest                       Interest
                                                                  Average    Income/    Yield/    Average   Income/     Yield/
                                                                  Balance    Expense     Rate     Balance   Expense      Rate
                                                                 ---------  ---------   ------    --------  --------    ------
Earning assets
   Time deposits placed and other short-term investments          $ 10,459   $   124     2.40%    $  6,881  $   183      5.35%
   Federal funds sold and securities purchased under
        agreements to resell                                        46,564       485     2.09       32,886      840      5.13
   Trading account assets                                           74,384     1,849     4.99       64,914    1,796      5.56
   Total securities/(1)/                                            70,399     1,902     5.41       55,472    1,769      6.39
   Loans and leases/(2)/
      Commercial - domestic                                        113,829     3,865     6.84      141,735    5,398      7.68
      Commercial - foreign                                          21,684       438     4.07       28,489      935      6.61
      Commercial real estate - domestic                             21,866       533     4.92       25,639      989      7.78
      Commercial real estate - foreign                                 391         9     4.57          326       12      7.18
                                                                 -----------------------------    ----------------------------
        Total commercial                                           157,770     4,845     6.19      196,189    7,334      7.54
                                                                 -----------------------------    ----------------------------
      Residential mortgage                                          87,953     2,991     6.82       83,533    3,078      7.38
      Home equity lines                                             22,296       599     5.42       21,852      891      8.22
      Direct/Indirect consumer                                      30,191     1,092     7.30       30,228    1,276      8.51
      Consumer finance                                              11,590       481     8.34       36,458    1,440      7.91
      Bankcard                                                      19,895     1,000    10.13       15,113      888     11.84
      Foreign consumer                                               2,070        38     3.71        2,310       79      6.87
                                                                 -----------------------------    ----------------------------
        Total consumer                                             173,995     6,201     7.17      189,494    7,652      8.11
                                                                 -----------------------------    ----------------------------
            Total loans and leases                                 331,765    11,046     6.70      385,683   14,986      7.82
                                                                 -----------------------------    ----------------------------
   Other earning assets                                             22,117       711     6.47       18,708      761      8.19
                                                                 -----------------------------    ----------------------------
            Total earning assets/(3)/                              555,688    16,117     5.83      564,544   20,335      7.24
                                                                 -----------------------------    ----------------------------
Cash and cash equivalents                                           21,616                          23,127
Other assets, less allowance for credit losses                      64,859                          64,476
                                                                 -----------------------------    ----------------------------
               Total assets                                       $642,163                        $652,147
                                                                 =============================    ============================
Interest-bearing liabilities
   Domestic interest-bearing deposits:
      Savings                                                     $ 21,281        67     0.64     $ 20,314      118      1.18
      NOW and money market deposit accounts                        128,544       681     1.07      110,039    1,484      2.72
      Consumer CDs and IRAs                                         68,683     1,494     4.39       76,267    2,037      5.39
      Negotiable CDs, public funds and other time deposits           4,654        62     2.63        6,567      189      5.80
                                                                 -----------------------------    ----------------------------
         Total domestic interest-bearing deposits                  223,162     2,304     2.08      213,187    3,828      3.62
                                                                 -----------------------------    ----------------------------
   Foreign interest-bearing deposits/(4)/
      Banks located in foreign countries                            14,752       215     2.94       24,377      626      5.18
      Governments and official institutions                          2,675        26     1.93        3,988       97      4.90
      Time, savings, and other                                      19,238       183     1.92       23,028      525      4.61
                                                                 -----------------------------    ----------------------------
         Total foreign interest-bearing deposits                    36,665       424     2.33       51,393    1,248      4.90
                                                                 -----------------------------    ----------------------------
            Total interest-bearing deposits                        259,827     2,728     2.12      264,580    5,076      3.87
                                                                 -----------------------------    ----------------------------
   Federal funds purchased, securities sold under agreements
         to repurchase and other short-term borrowings              92,255     1,006     2.20       96,856    2,598      5.41
   Trading account liabilities                                      31,455       629     4.03       29,565      602      4.10
   Long-term debt and trust preferred securities                    66,812     1,245     3.73       71,572    2,221      6.21
                                                                 -----------------------------    ----------------------------
            Total interest-bearing liabilities/(3)/                450,349     5,608     2.51      462,573   10,497      4.57
                                                                 -----------------------------    ----------------------------
Noninterest-bearing sources:
   Noninterest-bearing deposits                                    105,371                          94,924
   Other liabilities                                                38,576                          46,360
   Shareholders' equity                                             47,867                          48,290
                                                                 -----------------------------    ----------------------------
               Total liabilities and shareholders' equity         $642,163                        $652,147
                                                                 -----------------------------    ----------------------------
Net interest spread                                                                      3.32                            2.67
Impact of noninterest-bearing sources                                                    0.48                            0.83
                                                                 -----------------------------    ----------------------------
Net interest income/yield on earning assets/(4)/                             $10,509     3.80%              $ 9,838      3.50%
                                                                 =============================    ============================

(1) The average balance and yield on securities are based on the average of historical amortized cost balances.
(2) Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.
(3) Interest income also includes the impact of interest rate risk management contracts, which increased interest income by $1.1 billion and $222 million in 2002 and 2001, respectively. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense also includes the impact of interest rate risk management contracts, which (increased) decreased interest expense by $(27) million and $73 million in 2002 and 2001, respectively. These amounts were substantially offset by corresponding decreases (increases) in the interest paid on the underlying liabilities.
(4)  Primarily consists of time deposits in denominations of $100,000 or more.

                         Business Segment Total Revenue
                               Second Quarter 2002
                              (Dollars in millions)

                                    [GRAPHIC]

                                Business Segment
                ---------------------------------------------------------

                Consumer & Commercial Banking            $ 5,527      63%
                Asset Management                         $   624       7%
                Global Corporate & Investment Banking    $ 2,359      27%
                Equity Investments                       $   (78)     -1%
                Corporate Other                          $   311       4%
                                                        -----------------
                                                         $ 8,743     100%
                                                        =================

                         [GRAPHIC]                                                   [GRAPHIC]

               Consumer & Commercial Banking                              Global Corporate & Investment Banking
         -----------------------------------------                    ----------------------------------------------
         Banking Regions        $ 3,288        60%                    Global Investment Banking     $1,252       53%
         Consumer Products      $ 1,397        25%                    Global Credit Products        $  658       28%
         Commercial Banking     $   842        15%                    Global Treasury Services      $  449       19%
                                ------------------                                                  ----------------
         Total CCB              $ 5,527       100%                    Total GCIB                    $2,359      100%
                                ==================                                                  ================

                     Consumer and Commercial Banking Segment

                                               Consumer and Commercial Banking Segment Results
------------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)
                                        Year-to-Date                                      Quarterly
                                  ---------------------     ------------------------------------------------------------------------
Key Measures                        2002         2001        2 Qtr 02        1 Qtr 02     4 Qtr 01        3 Qtr 01        2 Qtr 01
-------------                     ----------  ---------     -----------    -----------   -----------     ----------     ------------
Total Revenue                     $ 11,002     $10,196      $  5,527        $  5,475      $  5,546       $  5,305        $  5,212
Provision for Credit Losses            876         656           449             427           536            389             329
Operating Net Income/(1)/            2,860       2,407         1,443           1,417         1,255          1,283           1,241
Shareholder Value Added              1,844       1,578           936             908           837            862             823
Return on Average Equity              31.1 %      25.2 %        31.4 %          30.7 %        26.2 %         26.6 %          25.9 %
Efficiency Ratio                      50.7        54.8          50.4            51.1          54.3           53.1            54.6

Selected Average Balance
Sheet Components
----------------
Total Loans and Leases            $182,552    $176,832      $182,863        $182,237      $179,541       $179,186        $178,534
Total Deposits                     278,425     262,210       280,168         276,662       273,256        266,339         264,658
Total Earning Assets               276,196     260,230       278,135         274,234       270,615        265,169         263,470

Period end (in billions)
----------
Mortgage Servicing Portfolio      $  287.8    $  337.3      $  287.8        $  308.6      $  320.8       $  338.4        $  337.3
------------------------------------------------------------------------------------------------------------------------------------

                                             Consumer and Commercial Banking Sub-Segment Results
------------------------------------------------------------------------------------------------------------------------------------

                                        Year-to-Date                                      Quarterly
                                  ---------------------     ------------------------------------------------------------------------
Key Measures                        2002         2001        2 Qtr 02       1 Qtr 02      4 Qtr 01        3 Qtr 01        2 Qtr 01
-------------                     ----------  ---------     -----------    -----------   -----------     ----------     ------------
Banking Regions
---------------
Total Revenue                     $  6,465    $  6,044      $  3,288        $  3,177      $  3,203       $  3,156        $  3,088
Operating Net Income/(2)/            1,562    $  1,260           815             747           654            702             655
Shareholder Value Added                975         845           519             456           440            489             445
Efficiency Ratio                      59.1 %      63.0 %        57.6 %          60.7 %        63.0 %         60.9 %          62.7 %

Consumer Products
-----------------
Total Revenue                     $  2,836    $  2,433      $  1,397        $  1,439      $  1,432       $  1,266        $  1,245
Operating Net Income/(3)/              747    $    632           350             397           368            316             320
Shareholder Value Added                573         478           263             310           286            234             241
Efficiency Ratio                      38.4 %      42.7 %        40.5 %          36.5 %        38.4 %         41.4 %          42.5 %

Commercial Banking
------------------
Total Revenue                     $  1,701    $  1,719      $    842        $    859      $    911       $    883        $    879
Operating Net Income/(4)/              551    $    515           278             273           233            265             266
Shareholder Value Added                296         255           154             142           111            139             137
Efficiency Ratio                      39.5 %      42.9 %        39.0 %          39.9 %        48.5 %         41.7 %          43.5 %
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes goodwill amortization of $210 million in year-to-date 2001; $105 million, $106 million and $103 million in the fourth, third and second quarters of 2001, respectively.
(2) Includes goodwill amortization of $174 million in year-to-date 2001; $87 million in the fourth and third quarters of 2001 and $85 in the second quarter of 2001, respectively.
(3) Includes goodwill amortization of $14 million in year-to-date 2001; $7 million per quarter of 2001, respectively.
(4) Includes goodwill amortization of $22 million in year-to-date 2001; $11 million in the fourth quarter of 2001, $12 million in the third quarter of 2001 and $11 million in the second quarter of 2001, respectively.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

                         E-Commerce & BankofAmerica.com

--------------------------------------------------------------------------------
                       Active On-line Banking Subscribers
                                 (in thousands)

                                    [GRAPHIC]


--------------------------------------------------------------------------------
                        Bill-payers    On-line Only             Total
--------------------------------------------------------------------------------

      Jun-01                   680           1,628             2,308
      Sep-01                   753           1,786             2,539
      Dec-01                   847           2,059             2,906
      Mar-02                   945           2,369             3,314
      Jun-02                 1,130           2,661             3,791

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     Net Increase in Customer Profitability
                               after Going On-line

                                    [GRAPHIC]



                          19 months                  14%
                          31 months                  21%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      % Reduction in 1-Year Attrition Rates
                         On-line vs. Off-line Customers

                                    [GRAPHIC]

On-line Only Customers                                  55%
On-line & Bill-pay Customers                            80%

--------------------------------------------------------------------------------

Bank of America has the largest active online banking customer base with nearly
3.8 million subscribers. This represents an active customer penetration rate of 27%.

Bank of America uses the strictest Active User standard in the industry - customers must have used our online services within the last 90 days.

1.1 million active bill pay users pay $5.8 billion worth of bills quarterly. Bank of America has further tightened this definition to include only those customers who have used the bank's online services to pay a bill within the last 90 days.

Currently, nearly 200 companies are presenting over 1.2 million e-bills per quarter.

--------------------------------------------------------------------------------

                               Bill payment Volume
                              (Dollars in millions)

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                                $ Volume        % Electronic
--------------------------------------------------------------------------------
                     2Q01          3,614                73%
                     3Q01          4,038                74%
                     4Q01          4,386                74%
                     1Q02          5,087                78%
                     2Q02          5,825                79%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         Bank of America Direct Clients
                                  at period end

                                    [GRAPHIC]

                                             Companies          Users
                    2Q01                         4,950         32,134
                    3Q01                         5,770         38,614
                    4Q01                         6,746         46,062
                    1Q02                         7,476         53,452
                    2Q02                         8,918         61,883

--------------------------------------------------------------------------------

                          Consumer Credit Card Results

                                         Included within Consumer Products
-------------------------------------------------------------------------------------------------------------------
(Dollars in millions)
                                      Year-to-Date                              Quarterly
                                   ------------------  -----------------------------------------------------------
Key Measures                         2002      2001     2 Qtr 02    1 Qtr 02    4 Qtr 01    3 Qtr 01     2 Qtr 01
------------                       -------   --------  ----------  ----------  ----------  ----------   ----------
Outstandings:
------------
   Held (Period-End)               $21,155    $16,799     $21,155     $19,535    $19,884     $18,052      $16,799
   Managed (Period-End)             27,089     24,871      27,089      26,558     27,185      25,513       24,871

   Held (Average)                   19,895     15,113      20,402      19,383     18,656      17,632       15,755
   Managed (Average)                26,721     23,583      26,902      26,539     26,040      25,310       24,122

Managed Income Statement:
------------------------
   Total Revenue                   $ 1,666    $ 1,451     $   821     $   845    $   835     $   794      $   742
   Provision Expense                   764        673         393         371        350         357          340
   Noninterest Expense                 473        422         239         234        228         216          219
                                   -------   --------  ----------  ----------  ----------  ----------   ----------
   Net Income Before Taxes             429        356         189         240        257         221          183

Shareholder Value Added (SVA)      $   182    $   139     $    75     $   107    $   109     $    94      $    71
-----------------------------

Credit Quality:
--------------
   Charge-off $:
      Held                         $   510    $   283     $   269     $   241    $   208     $   181      $   158
      Managed                          730        545         375         355        322         307          297

   Charge-off %:
      Held                            5.17 %     3.77 %      5.28 %      5.05 %     4.43 %      4.08 %       4.01 %
      Managed                         5.51       4.66        5.59        5.43       4.90        4.81         4.94

   Managed Delinquency %:
      30+                             3.78 %     3.81 %      3.78 %      4.16 %     4.12 %      3.95 %       3.81 %
      90+                             1.76       1.64        1.76        1.95       1.75        1.68         1.64
-------------------------------------------------------------------------------------------------------------------

                 Global Corporate and Investment Banking Segment


             Global Corporate and Investment Banking Segment Results
--------------------------------------------------------------------------------
(Dollars in millions)

                                                 Year-to-Date                                  Quarterly
                                          -------------------------  -------------------------------------------------------------
Key Measures                                  2002          2001      2 Qtr 02     1 Qtr 02     4 Qtr 01     3 Qtr 01     2 Qtr 01
-------------                             -----------  ------------  ----------   ----------   ----------   ----------   ---------
Total Revenue                               $  4,696     $  4,909     $  2,359     $  2,337     $  2,390     $  2,286     $  2,446
Provision for Credit Losses                      480          502          216          264          498          292          255
Operating Net Income /(1)/                     1,065        1,030          560          505          435          491          472
Shareholder Value Added                          407          280          236          171          102          136           99
Return on Average Equity                        18.9 %       15.1 %       20.2 %       17.7 %       14.2 %       15.1 %       13.8 %
Efficiency Ratio                                54.3         56.7         53.9         54.7         56.6         53.9         58.9


Selected Average Balance
Sheet Components
----------------
Total Loans and Leases                      $ 65,376     $ 89,801     $ 63,927     $ 66,841     $ 71,711     $ 78,220     $ 86,528
Total Deposits                                63,491       66,687       63,767       63,212       66,076       68,472       67,439
Total Earning Assets                         196,828      197,246      201,214      192,393      186,446      191,764      197,316

--------------------------------------------------------------------------------
           Global Corporate and Investment Banking Sub-Segment Results
--------------------------------------------------------------------------------

                                                 Year-to-Date                                  Quarterly
                                          -------------------------  -------------------------------------------------------------
Key Measures                                  2002          2001      2 Qtr 02     1 Qtr 02     4 Qtr 01     3 Qtr 01     2 Qtr 01
------------                              -----------  ------------  ----------   ----------   ----------   ----------   ---------
Global Investment Banking
-------------------------
Total Revenue                                 $2,594       $2,937       $1,252       $1,342       $1,259       $1,190       $1,449
Operating Net Income /(2)/                       498          616          222          276          197          214          261
Shareholder Value Added                          293          394          118          175           97          106          152
Efficiency Ratio                                68.1 %       66.5 %       70.7 %       65.8 %       74.4 %       68.8 %       70.5 %

Global Credit Products
----------------------
Total Revenue                                 $1,218       $1,256       $  658       $  560       $  726       $  702       $  627
Operating Net Income /(3)/                       330          300          209          121          154          192          149
Shareholder Value Added                          (96)        (203)           2          (98)         (67)         (43)        (103)
Efficiency Ratio                                21.9 %       23.8 %       20.6 %       23.5 %       19.3 %       21.2 %       24.5 %

Global Treasury Services
------------------------
Total Revenue                                 $  884       $  716       $  449       $  435       $  405       $  394       $  370
Operating Net Income /(4)/                       237          114          129          108           84           85           62
Shareholder Value Added                          210           89          116           94           72           73           50
Efficiency Ratio                                58.4 %       74.3 %       56.0 %       61.0 %       67.8 %       66.8 %       72.0 %

--------------------------------------------------------------------------------

(1) Includes goodwill amortization of $54 million in year-to-date 2001; $27 million per quarter in 2001, respectively.
(2) Includes goodwill amortization of $28 million in year-to-date 2001; $14 million per quarter in 2001, respectively.
(3) Includes goodwill amortization of $21 million in year-to-date 2001; $11 million per quarter in 2001, respectively.
(4) Includes goodwill amortization of $5 million in year-to-date 2001; $2 million per quarter in 2001, respectively.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

                            Asset Management Segment

                                                  Asset Management Segment Results
------------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)
                                        Year-to-Date                                        Quarterly
                                   ----------------------       --------------------------------------------------------------------
Key Measures                         2002           2001         2 Qtr 02      1 Qtr 02       4 Qtr 01        3 Qtr 01     2 Qtr 01
------------                       -------        -------       ---------     ---------      ---------       ---------    ---------
Total Revenue                      $ 1,225        $ 1,240         $   624       $   601        $   625         $   610      $   631
Provision for Credit Losses            170             71             144            26             34              16           63
Operating Net Income/(1)/              213            241              72           141            133             148          113
Shareholder Value Added                 78            137               3            75             80              95           61
Return on Average Equity              18.6  %        21.9  %         12.4  %       24.9  %        23.7  %         26.4  %      20.3
Efficiency Ratio                      59.6           63.6            60.1          59.0           61.7            59.5         62.4

Selected Average Balance
Sheet Components
----------------
Total Loans and Leases             $23,917        $24,174         $23,666       $24,171        $24,537         $24,631      $24,352
Total Deposits                      11,808         11,907          11,780        11,837         11,936          11,837       11,999
Total Earning Assets                24,542         25,361          24,266        24,822         25,285          25,820       25,563

Period end (in billions)
----------
Assets under Management            $ 297.1        $ 290.8         $ 297.1       $ 314.9        $ 314.2         $ 281.8      $ 290.8
Client Brokerage Assets               90.5          101.9            90.5          96.6           99.4            93.6        101.9
Assets in Custody                     41.0           49.6            41.0          46.0           46.9            43.1         49.6
                                   -------        -------         -------       -------        -------         -------      -------
     Total Client Assets           $ 428.6        $ 442.3         $ 428.6       $ 457.5        $ 460.5         $ 418.5      $ 442.3

-----------------------------------------------------------------------------------------------------------------------------------

(1) Includes goodwill amortization of $24 million in year-to-date 2001; $12 million per quarter in 2001, respectively.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

                           Equity Investments Segment


                                                  Equity Investments Segment Results
------------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)

                                                  Year-to-Date                                 Quarterly
                                              ------------------    ----------------------------------------------------------------
Key Measures                                    2002       2001      2 Qtr 02      1 Qtr 02      4 Qtr 01      3 Qtr 01     2 Qtr 01
------------                                  -------    -------    ---------     ---------     ---------     ---------    ---------
Total Revenue                                  ($102)     $  180        ($78)         ($24)        ($86)         ($54)     $   78
Provision for Credit Losses                        -           -           -             -            9             -           -
Operating Net Income/(1)/                        (85)         69         (53)          (32)         (96)          (81)         36
Shareholder Value Added                         (211)        (65)       (118)          (93)        (162)         (151)        (34)
Return on Average Equity                        (8.1) %      5.9  %     (9.9) %       (6.2) %     (17.0) %      (13.3) %      5.9  %
Efficiency Ratio                               (36.7)       40.1       (12.1)       (117.5)       (72.2)       (144.5)       27.9

Selected Average Balance
Sheet Components
----------------
Total Loans and Leases                        $  437      $  497      $  448       $   427       $  444       $   468      $  491
Total Deposits                                     -          26           -             -            -             -          15
Total Earning Assets                             441         508         448           433          453           489         513

Period end
----------
Investment Balances for Principal Investing   $5,337      $5,399      $5,337       $ 5,431       $5,376       $ 5,483      $5,399

------------------------------------------------------------------------------------------------------------------------------------


(1) Includes goodwill amortization of $4 million in year-to-date 2001; $2 million per quarter in 2001, respectively.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

                              Corporate Other /(1)/

                                                     Corporate Other Results(/2)/
--------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)
                                        Year-to-Date                                  Quarterly
                                  -----------------------   --------------------------------------------------------------
Key Measures                         2002         2001       2 Qtr 02     1 Qtr 02     4 Qtr 01     3 Qtr 01     2 Qtr 01
------------                      ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total Revenue                      $    609     $    834     $    311     $    298     $    428     $    572     $    491
Provision for Credit Losses             202          406           79          123          324          159          153
Operating Net Income/(3)/               347          146          199          148          330          250          161
Shareholder Value Added                (452)        (460)        (223)        (229)         (64)        (118)        (158)

Selected Average Balance
Sheet Components
----------------
Total Loans and Leases             $ 59,483     $ 94,379     $ 64,780     $ 54,125     $ 57,121     $ 75,221     $ 93,595
Total Deposits                       11,474       18,674       10,271       12,692       16,903       16,680       19,237
Total Earning Assets                135,513      144,822      138,750      132,241      145,367      141,854      145,403

--------------------------------------------------------------------------------------------------------------------------

(1) Corporate Other consists primarily of gains and losses associated with managing the balance sheet of the Corporation, certain consumer finance and commercial lending businesses being liquidated, and certain residential mortgages originated by the mortgage group or otherwise acquired and held for asset/liability management purposes.
(2) Excludes the following: provision for credit losses of $395 million and noninterest expense of $1.3 billion related to the exit of certain consumer finance businesses in the third quarter of 2001.
(3) Includes goodwill amortization of $22 million in year-to-date 2001; $3 million, $7 million and $11 million in the fourth, third, and second quarters of 2001, respectively.


Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

                    Net Charge-offs and Net Charge-off Ratios
                              (Dollars in millions)

                                                     2Q01             3Q01               4Q01          1Q02           2Q02
                                              ----------------- ------------------- --------------- --------------- ---------------
                                                Amt.    Ratio      Amt.     Ratio     Amt.   Ratio    Amt.   Ratio    Amt.  Ratio
                                              -------- -------- ---------- -------- ------- ------- ------- ------- ------- -------
   Commercial - domestic /(1)/                $  408     1.18%    $  412     1.26%  $  714    2.33%  $ 370    1.29%  $ 383   1.38%
   Commercial - foreign                           57     0.84         57     0.89       60    1.00      49    0.90     119   2.23
   Commercial real estate - domestic              12     0.18          4     0.07       17    0.29      14    0.25       8   0.14
                                              ------              ------            ------          ------          ------
     Total Commercial                            477     1.00        473     1.05      791    1.86     433    1.09     510   1.32
                                              ------              ------            ------          ------          ------
   Residential mortgage                            7     0.03          7     0.04        6    0.03      11    0.05       8   0.03
   Home equity lines                               4     0.07          4     0.07        5    0.10       8    0.15       7   0.12
   Direct/indirect consumer                       44     0.58         68     0.87       83    1.08      64    0.86      38   0.50
   Consumer finance /(2)/                         88     0.97        746    11.75       81    2.46      75    2.49      49   1.77
   Bankcard                                      158     4.01        181     4.08      208    4.43     241    5.05     269   5.28
   Other consumer domestic                         8      n/m         11      n/m       18     n/m       7     n/m       7    n/m
   Foreign consumer                                1     0.24          1     0.21        2    0.25       1    0.16       -      -
                                              ------              ------            ------          ------          ------
     Total Consumer /(2)/                        310     0.65      1,018     2.27      403    0.97     407    0.99     378   0.84
                                              ------              ------            ------          ------          ------
     Total Net Charge-offs (2)                $  787     0.82     $1,491     1.65   $1,194    1.42   $ 840    1.04   $ 888   1.06
                                              ------              ------            ------          ------          ------

By Business Segment:
   Consumer & Commercial Banking              $  329     0.74%    $  389     0.86%  $  536    1.18%  $427     0.94%  $ 449   0.99%
   Global Corporate & Investment
   Banking /(1)/                                 255     1.18        292     1.48      498    2.76    264     1.60     216   1.35
   Asset Management                               63     1.03         16     0.26       34    0.55     26     0.44     143   2.43
   Equity Investments                              -        -          -        -        9    7.76      -        -       -      -
   Corporate Other /(2)/                         140     0.60        794     4.19      117    0.81    123     0.92      80   0.50
                                              ------              ------            ------          -----           ------
   Total Net Charge-offs                      $  787     0.82     $1,491     1.65   $1,194    1.42   $840     1.04   $ 888   1.06
                                              ------              ------            ------          -----           ------

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)  Fourth quarter 2001 includes $210 million related to Enron.

(2) Third quarter 2001 includes $635 million related to the exit of certain consumer finance businesses. Excluding these net charge-offs, the ratios would be 1.75% for Consumer Finance, 0.85% for Total Consumer, and 0.95% for Total Net Charge-offs.

                                 Net Charge-offs

                                    [GRAPHIC]

                                                                       2Q01        3Q01         4Q01       1Q02       2Q02
                                                                    ---------    --------    --------    -------    -------
Total Net Charge-offs, excl. exited cons. fin. businesses            $ 787       $  856         $1,194     $ 840       $ 888
Net Charge-off Ratio, excl. exited cons. fin. businesses                           0.95
Charge-offs - exited consumer finance business                                   $  635
Total Net Charge-offs incl. exited cons. fin. businesses             $ 787       $1,491         $1,194     $ 840       $ 888
Net Charge-off Ratio, incl. exited cons. fin. businesses              0.82%        1.65%          1.42%     1.04        1.06%

                              Nonperforming Assets
                              (Dollars in millions)

                                                               2Q01         3Q01            4Q01           1Q02          2Q02
                                                            ----------    ---------     -----------     ----------     ---------
  Commercial - domestic                                         $3,209       $2,705          $3,123         $3,207        $2,847
  Commercial - foreign                                             562          566             461            583           980
  Commercial real estate - domestic                                201          257             240            216           202
  Commercial real estate - foreign                                   3            2               3              2             3
                                                            ----------    ---------     -----------     ----------     ---------
    Total Commercial                                             3,975        3,530           3,827          4,008         4,032
                                                            ----------    ---------     -----------     ----------     ---------
  Residential mortgage                                             573          491             556            477           503
  Home equity lines                                                 42           61              80             73            64
  Direct/Indirect consumer                                          17           20              27             26            27
  Consumer finance                                               1,234            9               9              8             8
  Foreign consumer                                                   8            8               7              9             8
                                                            ----------    ---------     -----------     ----------     ---------
    Total Consumer                                               1,874          589             679            593           610
                                                            ----------    ---------     -----------     ----------     ---------
  Total Nonperforming Loans                                      5,849        4,119           4,506          4,601         4,642
  Foreclosed properties                                            346          404             402            391           297
                                                            ----------    ---------     -----------     ----------     ---------
     Total Nonperforming Assets/(1)/                            $6,195       $4,523          $4,908         $4,992        $4,939
                                                            ==========    =========     ===========     ==========     =========

Loans past due 90 days or more and still accruing               $  608       $  691          $  680         $  662        $  605
Nonperforming Assets/ Total Assets                                0.99  %      0.71  %         0.79  %        0.81  %       0.77  %
Nonperforming Assets/ Total Loans, Leases and
 Foreclosed Properties                                            1.63         1.33            1.49           1.51          1.45
Nonperforming Loans/Total Loans and Leases                        1.54         1.22            1.37           1.39          1.36

Allowance for Loan Losses                                       $6,911       $6,665          $6,875         $6,869        $6,873
Allowance / Total Loans                                           1.82  %      1.97  %         2.09  %        2.07  %       2.02  %
Allowance / Total Nonperforming Loans                              118          162             153            149           148

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1) Balances do not include $221 million, $304 million, $1.0 billion, $1.3 billion and $120 million of loans held for sale, included in other assets at June 30, 2002, March 31, 2002, December 31, 2001, September 30, 2001 and
    June 30, 2001, respectively, which would have been classified as nonperforming had they been included in loans. In the third quarter of 2001, $1.2 billion of nonperforming subprime real estate loans were transferred to loans held for sale as a result of the exit of certain consumer finance businesses.

                                    [GRAPHIC]


                                                               2Q01         3Q01           4Q01            1Q02          2Q02
                                                            ----------    ---------     -----------     ----------     ---------
Total Allowance to Total Loans                                    1.82%        1.97%           2.09%          2.07%         2.02%
Total Allowance to Total Nonperforming Loans                       118%         162%            153%           149%          148%

Bank of America Corporation
Consolidated Statement of Income - Operating Basis/(1)/
--------------------------------------------------------------------------------
(Dollars in millions, except per share information; shares in thousands)

                                                              Year-to-      Year-to-        Second       First        Fourth
                                                               Date          Date          Quarter      Quarter      Quarter
                                                               2002          2001            2002         2002         2001
                                                           ----------    -----------  ------------------------------------------
Interest income
Interest and fees on loan and leases                       $   10,975    $   14,912     $    5,530   $    5,445     $   5,824
Interest and dividends on securities                            1,870         1,739            924          946         1,075
Federal funds sold and securities purchased
  under agreements to resell                                      485           840            270          215           254
Trading account assets                                          1,826         1,782            948          878           912
Other interest income                                             699           893            312          387           740
                                                           ----------    -----------   -----------------------------------------
   Total interest income                                       15,855        20,166          7,984        7,871         8,805
                                                           ----------    -----------   -----------------------------------------
Interest expense
Deposits                                                        2,728         5,076          1,384        1,344         1,713
Short-term borrowings                                           1,006         2,598            529          477           700
Trading account liabilities                                       629           602            344          285           268
Long-term debt                                                  1,245         2,221            633          612           707
                                                           ----------    ----------    -----------------------------------------
   Total interest expense                                       5,608        10,497          2,890        2,718         3,388
                                                           ----------    ----------    -----------------------------------------
Net interest income                                            10,247         9,669          5,094        5,153         5,417
Noninterest income
Consumer service charges                                        1,426         1,408            734          692           746
Corporate service charges                                       1,132         1,010            565          567           540
                                                           ----------    ----------    -----------------------------------------
    Total service charges                                       2,558         2,418          1,299        1,259         1,286
                                                           ----------    ----------    -----------------------------------------
Consumer investment and brokerage services                        801           778            420          381           382
Corporate investment and brokerage services                       348           273            178          170           151
                                                           ----------    ----------    -----------------------------------------
    Total investment and brokerage services                     1,149         1,051            598          551           533
                                                           ----------    ----------    -----------------------------------------
Mortgage banking income                                           327           317            135          192           167
Investment banking income                                         805           801            464          341           473
Equity investment gains/(losses)                                  (10)          318            (36)          26           (49)
Card income                                                     1,196         1,174            620          576           629
Trading account profits/(2)/                                      608         1,075            263          345           334
Other income                                                      288           367            138          150            25
                                                           ----------    ----------    -----------------------------------------
    Total noninterest income                                    6,921         7,521          3,481        3,440         3,398
                                                           ----------    ----------    -----------------------------------------
Total revenue                                                  17,168        17,190          8,575        8,593         8,815
Provision for credit losses                                     1,728         1,635            888          840         1,401

Gains/(losses) on sales of securities                             137           (15)            93           44           393

Other noninterest expense
Personnel                                                       4,832         4,935          2,386        2,446         2,590
Occupancy                                                         873           861            441          432           465
Equipment                                                         541           562            279          262           280
Marketing                                                         340           351            170          170           166
Professional fees                                                 213           267            122           91           153
Amortization of intangibles                                       110           446             55           55           213
Data processing                                                   431           377            226          205           224
Telecommunications                                                242           247            123          119           116
Other general operating                                         1,402         1,429            688          714         1,117
                                                           ----------    ----------    -----------------------------------------
   Total other noninterest expense                              8,984         9,475          4,490        4,494         5,324
                                                           ----------    ----------    -----------------------------------------
Operating income before income taxes                            6,593         6,065          3,290        3,303         2,483
Income tax expense                                              2,193         2,172          1,069        1,124           426
                                                           ----------    ----------    -----------------------------------------
Operating net income                                       $    4,400    $    3,893     $    2,221   $    2,179    $    2,057
                                                           ----------    ----------    -----------------------------------------
Operating income available to common shareholders               4,398         3,891          2,220        2,178         2,056
                                                           ----------    ----------    -----------------------------------------
Per common share information
       Operating earnings                                        2.86          2.42           1.45         1.41          1.31
                                                           ----------    ----------    -----------------------------------------
       Diluted operating earnings/(3)/                           2.77          2.39           1.40         1.38          1.28
                                                           ----------    ----------    -----------------------------------------
       Dividends                                                 1.20          1.12           0.60         0.60          0.60
                                                           ----------    ----------    -----------------------------------------
Average common shares issued and outstanding                1,538,600     1,605,193      1,533,783    1,543,471     1,570,083
                                                           ----------    ----------    -----------------------------------------
Average diluted common shares issued and outstanding        1,586,836     1,631,892      1,592,250    1,581,848     1,602,886
                                                           ----------    ----------    -----------------------------------------

As reported
      Net income                                           $    4,400    $    3,893     $    2,221   $    2,179    $    2,057
      Net income available to common shareholders               4,398         3,891          2,220        2,178         2,056
      Earnings per common share                                  2.86          2.42           1.45         1.41          1.31
      Diluted earnings per common share                          2.77          2.39           1.40         1.38          1.28

                                                              Third            Second
                                                             Quarter          Quarter
                                                              2001              2001
Interest income
Interest and fees on loan and leases                         $ 6,543        $    7,227
Interest and dividends on securities                             892               894
Federal funds sold and securities purchased
  under agreements to resell                                     321               405
Trading account assets                                           930               936
Other interest income                                            636               463
                                                           -----------------------------
   Total interest income                                       9,322             9,925
                                                           -----------------------------
Interest expense
Deposits                                                       2,097             2,363
Short-term borrowings                                            869             1,221
Trading account liabilities                                      285               312
Long-term debt                                                   867               999
                                                           -----------------------------
   Total interest expense                                      4,118             4,895
                                                           -----------------------------
Net interest income                                            5,204             5,030

Noninterest income
Consumer service charges                                         712               714
Corporate service charges                                        528               511
                                                           -----------------------------
    Total service charges                                      1,240             1,225
                                                           -----------------------------
Consumer investment and brokerage services                       386               399
Corporate investment and brokerage services                      142               137
                                                           -----------------------------
    Total investment and brokerage services                      528               536
                                                           -----------------------------
Mortgage banking income                                          109               196
Investment banking income                                        305               455
Equity investment gains/(losses)                                  22               171
Card income                                                      618               601
Trading account profits/(2)/                                     433               376
Other income                                                     174               181
                                                           -----------------------------
    Total noninterest income                                   3,429             3,741
                                                           -----------------------------
Total revenue                                                  8,633             8,771
Provision for credit losses                                      856               800
Gains/(losses) on sales of securities                             97                (7)

Other noninterest expense
Personnel                                                      2,304             2,534
Occupancy                                                        448               428
Equipment                                                        273               271
Marketing                                                        165               174
Professional fees                                                144               141
Amortization of intangibles                                      219               223
Data processing                                                  175               187
Telecommunications                                               121               128
Other general operating                                          757               735
                                                           -----------------------------
   Total other noninterest expense                             4,606             4,821
                                                           -----------------------------
Operating income before income taxes                           3,268             3,143
Income tax expense                                             1,177             1,120
                                                           -----------------------------

Operating net income                                      $    2,091        $    2,023
                                                           -----------------------------
Operating income available to common shareholders              2,089             2,022
                                                           -----------------------------
Per common share information
       Operating earnings                                       1.31              1.26
                                                           -----------------------------
       Diluted operating earnings/(3)/                          1.28              1.24
                                                           -----------------------------
       Dividends                                                0.56              0.56
                                                           -----------------------------
Average common shares issued and outstanding               1,599,692         1,601,537
                                                           -----------------------------
Average diluted common shares issued and outstanding       1,634,063         1,632,964
                                                           -----------------------------
As reported
      Net income                                          $      841        $    2,023
      Net income available to common shareholders                839             2,022
      Earnings per common share                                 0.52              1.26
      Diluted earnings per common share                         0.51              1.24


(1) Operating basis excludes the following: provision for credit losses of $395 million and noninterest expense of $1.3 billion related to the exit of certain consumer finance businesses in the third quarter of 2001.

(2) Trading account profits for year-to-date 2001 included $83 million transition adjustment loss resulting from adoption of Statement of Financial Accounting Standards No.133, "Accounting for Derivative Instruments and Hedging Activities," on January 1, 2001.

(3) Includes goodwill amortization of $.19 per share in year-to-date 2001 and $.09 per share in the fourth, third and second quarters of 2001.

Certain prior period amounts have been reclassified to conform to current period presentations.

Bank of America Corporation
Consolidated Balance Sheet
--------------------------------------------------------------------------------
(Dollars in millions)

                                                                                     June 30      March 31      June 30,
                                                                                      2002          2002          2001
--------------------------------------------------------------------------------------------------------------------------
Assets
Cash and cash equivalents                                                           $ 21,309      $ 22,444      $ 25,405
Time deposits placed and other short-term investments                                  6,307         7,056         4,452
Federal funds sold and securities purchased under agreements to resell                35,449        40,771        28,317
Trading account assets                                                                63,466        58,569        50,740
Derivative assets                                                                     24,809        19,116        16,881
Securities:
  Available-for-sale                                                                  82,143        74,306        53,410
  Held-to-maturity                                                                     1,020         1,037         1,167
--------------------------------------------------------------------------------------------------------------------------
    Total securities                                                                  83,163        75,343        54,577
--------------------------------------------------------------------------------------------------------------------------
Loans and leases                                                                     340,394       331,210       380,425
Allowance for credit losses                                                           (6,873)       (6,869)       (6,911)
--------------------------------------------------------------------------------------------------------------------------
    Loans and leases, net of allowance for credit losses                             333,521       324,341       373,514
--------------------------------------------------------------------------------------------------------------------------
Premises and equipment, net                                                            6,755         6,748         6,371
Mortgage banking assets                                                                3,404         4,104         4,337
Goodwill                                                                              10,950        10,950        11,864
Core deposits and other intangibles                                                    1,184         1,256         1,392
Other assets                                                                          48,131        49,223        47,675
--------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                    $638,448      $619,921      $625,525
==========================================================================================================================

Liabilities
Deposits in domestic offices:
    Noninterest-bearing                                                             $101,163      $108,409      $100,199
    Interest-bearing                                                                 224,582       224,630       213,036
Deposits in foreign offices:
    Noninterest-bearing                                                                1,750         1,677         1,490
    Interest-bearing                                                                  33,274        32,484        48,761
--------------------------------------------------------------------------------------------------------------------------
      Total deposits                                                                 360,769       367,200       363,486
--------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase            56,678        48,545        52,189
Trading account liabilities                                                           25,751        25,258        20,866
Derivative liabilities                                                                17,800        12,053        13,078
Commercial paper                                                                       1,946           363         3,156
Other short-term borrowings                                                           31,027        21,629        32,348
Accrued expenses and other liabilities                                                32,002        31,138        22,902
Long-term debt                                                                        59,181        60,036        63,243
Trust preferred securities                                                             5,530         5,530         4,955
--------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                590,684       571,752       576,223
--------------------------------------------------------------------------------------------------------------------------
Shareholders' equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and
     outstanding 1,411,750; 1,452,249 and 1,587,066 shares                                60            62            68
Common stock, $0.01 par value; authorized - 5,000,000,000 shares; issued and
     outstanding 1,515,667,160; 1,544,521,073 and 1,601,126,336 shares                 1,499         3,949         7,629
Retained earnings                                                                     45,546        44,245        41,912
Accumulated other comprehensive income/(loss)                                            660           (72)         (262)
Other                                                                                     (1)          (15)          (45)
--------------------------------------------------------------------------------------------------------------------------
    Total shareholders' equity                                                        47,764        48,169        49,302
--------------------------------------------------------------------------------------------------------------------------
      Total liabilities and shareholders' equity                                    $638,448      $619,921      $625,525
==========================================================================================================================

                                                                              17